Exhibit 99.3

NEITHER THIS WARRANT NOR THE SHARES OBTAINABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE “ACTS”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF THE SECURITIES ACT.

NUMBER 1A	THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M. NEW YORK CITY TIME, DECEMBER 17, 2014	WARRANTS

HUGHES TELEMATICS, INC.

WARRANT

THIS CERTIFIES THAT, for value received PLASE HT, LLC is the registered holder of a Warrant expiring December 17, 2014 (the “Warrant”) to purchase three million (3,000,000) fully paid and non-assessable share of Common Stock, par value $.0001 per share (“Shares”), of HUGHES Telematics, Inc., a Delaware corporation (the “Company”) evidenced by this Warrant Certificate. The Warrant entitles the holder thereof to purchase from the Company, commencing on the date hereof, such number of Shares of the Company at the price of $6.00 per share, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company, but only subject to the conditions set forth herein.

1. Terms and Exercise of Warrants.

(a) Exercise Price. This Warrant shall, when signed by the Company, entitle the registered holder thereof, subject to the provisions of this Warrant, to purchase from the Company the number of shares of Common Stock stated herein, at the price of $6.00 per whole share, subject to the adjustments provided in Section 2 hereof and in the last sentence of this Section 1(a). The term “Exercise Price” refers to the price per share at which Common Stock may be purchased at the time the Warrant is exercised.

(b) Duration of Warrant. This Warrant may be exercised only during the period (“Exercise Period”) commencing on the date hereof and terminating at 5:00 p.m., New York City time on December 17, 2014 (the “Expiration Date”). If this Warrant is not exercised on or before the Expiration Date, it shall become void, and all rights hereunder shall cease at the close of business on the Expiration Date.

(c) Payment. Subject to the provisions hereof, this Warrant may be exercised by the registered holder by surrendering it, at the office of the Company, with the notice of exercise, as set forth as Annex A to this Warrant, duly executed, and by paying in full the Exercise Price for each full share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, as follows:

(i) in cash, good certified check or good bank draft payable to the order of the Company (or as otherwise agreed to by the Company);

(ii) in shares of Common Stock with an aggregate Fair Market Value equal to the Exercise Price, provided such shares of Common Stock must be free of any lien, encumbrance or contractual restriction on transfer at the time of delivery. “Fair Market Value” shall mean the volume weighted average sale prices of the Common Stock on the OTC Bulletin Board or primary stock exchange on which the Common Stock is then listed for the twenty most recent trading days on which sales have occurred ending on the third trading day prior to the relevant date of determination, provided that if the stock is not then quoted on the OTC Bulletin Board or any stock exchange, Fair Market Value shall be determined by a majority of the disinterested members of the board of directors of the Company; or

(iii) in the form of notes payable or other indebtedness issued by the Company, which shall be cancelled, in a principal amount, plus accrued and unpaid interest thereon to and including the date of exercise, equal to the Exercise Price.

(d) Net Exercise. If during the Exercise Period the Fair Market Value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, Common Stock or indebtedness as set forth in Section 1(c), the holder may, at its election, effect a “net exercise” of this Warrant, in which event, if so effected, the holder shall, by surrender of this Warrant at the principal office of the Company, together with the properly endorsed notice of exercise, as set forth as Annex A to this Warrant, receive the number of shares of Common Stock computed using the following formula:

X = Y(A-B)

      A

Where:

X = the number of shares of Common Stock to be issued to the holder;

Y = the number of shares of Common Stock with respect to which this Warrant is being exercised;

A = the Fair Market Value (as defined below) of one share of the Company’s Common Stock (at the date of such calculation); and

B = the Exercise Price (as adjusted to the date of such calculation).

(e) Issuance of Certificates. As soon as practicable after the exercise of this Warrant and the clearance of the funds in payment of the Exercise Price, the Company shall issue to the registered holder of the Warrant a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, registered in such name or names as may be directed by him, her or it, and if such Warrant shall not have been exercised in full, a new countersigned Warrant for the number of shares as to which the Warrant shall not have been exercised.

(f) Valid Issuance. All shares of Common Stock issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and nonassessable.

(g) Date of Issuance. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2. Adjustments.

(a) Stock Dividends - Split-Ups. If after the date hereof, and subject to the provisions of Section 2(g) below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock.

(b) Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 2(g), the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of the Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

(c) Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted, as provided in Section 2(a) or 2(b) above, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

(d) Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change covered by Section 2(a) or 2(b) hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrant holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised this Warrant immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Section 2(a) or 2(b), then such adjustment shall be made pursuant to Sections 2(a), 2(b), 2(c) and this Section 2(d). The provisions of this Section 2(d) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

(e) Upon Issuance of Common Stock. If the Company shall, at any time or from time to time on or before the Expiration Date, issue any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (in each case, other than an issuance of Excluded Securities (as defined below)) in any transaction approved by a majority of the disinterested members of the board of directors of the Company without consideration or for consideration per share less than the Fair Market Value, then the Exercise Price shall forthwith be lowered (but not increased) to a price equal to the price obtained by multiplying:

(X) the Exercise Price in effect immediately prior to the issuance of such Common Stock, options, rights or securities, by

(Y) a fraction of which (x) the numerator shall be the sum of (A) the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance and (B) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the Fair Market Value and (y) the denominator shall be the number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance.

“Excluded Securities” shall mean (t) securities issued pursuant to the exercise of this Warrant; (u) securities issued in respect of a dividend, split-up of shares or other distribution resulting in an adjustment under Section 2(a), 2(b) or 2(c); (v) securities issued in Excluded Transactions (as defined below); (w) securities issued to Apollo Global Management LLC or any affiliate thereof (including, without limitation, Communications Investors LLC); (x) securities issued to employees, consultants or advisers of the Company and/or any its subsidiaries in exchange for services rendered to the Company or any of its subsidiaries (and any additional securities issued upon exchange, conversion or exercise of such securities); (y) securities issued pursuant to the terms of outstanding securities or rights in existence as of the original issuance date of this Warrant; or (z) securities issued to business partners, suppliers, vendors, customers or other parties with which the Company has a strategic or commercial relationship, provided the principal purpose of such issuance is other than to provide cash financing to the Company or any of its subsidiaries. “Excluded Transactions” means the issuance and sale of securities in a transaction in which any of the entities listed on Schedule I hereto, any of their respective affiliates or entities for which they act as advisor or investment manager, or any other entity participating with any the foregoing, is a participant (whether or not other entities are additional participants in such transaction) in one or more transactions consummated prior to March 31, 2010, involving net proceeds to the Company of up to $15 million in the aggregate.

For the purposes of any adjustment of the Exercise Price pursuant to this Section 2(e), the following provisions shall be applicable:

(i) in the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof;

(ii) in the case of the issuance of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by a majority of the disinterested members of the Company’s board of directors;

(iii) in the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (except for options to acquire or rights to subscribe for, or securities convertible into or exchangeable for, Excluded Securities);

(1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of any such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

(2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights;

(3) upon any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities (excluding any such change resulting from the anti-dilution provisions of any other securities of the Company in connection with a transaction or event that also results in an adjustment under this Section 2(e)), the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

(4) no further adjustment of the Exercise Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

(f) Notices of Changes in Warrant. Upon every adjustment of the Exercise Price or the number of shares issuable upon exercise of the Warrant, the Company shall give written notice thereof to the Warrant holder, at the last address set forth for such holder in the warrant register, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 2(a), 2(b), 2(c), (2(d) or 2(e), then, in any such event, the Company shall give written notice to the Warrant holder, at the last address set forth for such holder in the warrant register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

(g) No Fractional Shares. Notwithstanding any provision contained in this Warrant Agreement to the contrary, the Company shall not issue fractional shares upon exercise of the Warrant. If, by reason of any adjustment made pursuant to this Section 2(g), the holder of a Warrant would be entitled, upon the exercise of the Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up or down to the nearest whole number the number of the shares of Common Stock to be issued to the Warrant holder.

(h) Dividends. If the Company, at any time while the Warrant is outstanding and unexpired, shall pay a dividend in cash or securities to the holders of the Common Stock (or shares of the Company’s capital stock into which the Warrant is convertible), then upon the exercise of the Warrant, the registered holder shall be entitled to a proportionate share of any such dividend as if the shares of Common Stock purchased upon exercise hereof by such registered holder had been purchased and outstanding on the record date fixed for the determination of the holders of the Common Stock entitled to receive such dividend.

3. Transfers.

(a) The holder of this Warrant understands that the Company may, as a condition to the transfer of this Warrant or the underlying shares of Common Stock require that the request for transfer be accompanied by an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the Securities Act, unless such transfer is covered by an effective registration statement or by Rule 144 or Rule 144A under the Securities Act; provided, however, that no transfer by any holder to any of its affiliates shall require an opinion of counsel; provided, further, that such affiliate in each case agrees to be subject to the restrictions in this Section 3(a). Each certificate evidencing the shares of common stock issued upon exercise of this Warrant, or transfer of such shares (other than a transfer registered under the Securities Act or any subsequent transfer of shares so registered) shall be stamped or imprinted with a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE “ACTS”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

The foregoing legends shall be removed by the Company (i) upon any sale of the Warrant or the shares in accordance with Rule 144 (or any successor provision thereof) or pursuant to an effective registration statement or (ii) upon receipt by the Company from the holder of such certifications as it may reasonably request to enable it to determine that such legend is no longer required in order to satisfy the requirements of the Securities Act.

(b) Registration of Transfer. The Company shall register the transfer, from time to time, of this Warrant upon the Warrant Register, upon surrender of the Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer in the form of Annex B hereto. Upon any such transfer, one or more new Warrants representing a right to purchase an equal aggregate number of shares of Common Stock shall be issued and the old Warrant shall be cancelled.

(c) Procedure for Surrender. This Warrant may be surrendered to the Company, together with a written request for exchange or transfer, and there-upon the Company shall issue in exchange therefor one or more new Warrants as requested by the registered holder of the Warrant so surrendered, representing the right to purchase an equal aggregate number of shares of Common Stock; provided, however, that the Company may require an opinion of counsel stating that such transfer may be made and indicating whether the new Warrant or warrants must also bear a restrictive legend.

(d) Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate for a fraction of a warrant.

(e) Service Charges. No service charge shall be made for any exchange or registration of transfer of the Warrant.

4. Other.

(a) No Rights as Stockholder. Except as expressly set forth herein, this Warrant does not entitle the registered holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

(b) Lost, Stolen, Mutilated, or Destroyed Warrant. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

(c) Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of this Warrant.

(d) Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of the Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrant or such shares.

(e) Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns.

(a) Notices. Any notice, statement or demand authorized by this Warrant to be given or made by the holder of the Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, addressed (until another instruction is provided in writing by the Company) to the attention of its Chief Financial Officer at the most recent address listed on the cover page of its most recent filing with the Securities and Exchange Commission, with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036-6522

Attention: Gregory A. Fernicola, Esq.

Facsimile No.: (212) 735-2000

Any notice, statement or demand authorized by this Warrant to be given or made by the holder of the Warrant or by the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, addressed (until another address is provided to the holder of the Warrant in writing by the Company), to the registered holder at the last address set forth for such holder in the warrant register.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of December 17, 2009.

HUGHES TELEMATICS, INC.

By:	/s/ Craig Kaufmann
Name:	Craig Kaufmann
Title:	Vice President Finance and Treasurer

10